NASDAQ: OCFC 1 OceanFirst Financial Corp. OceanFirst Financial Corp. INVESTOR PRESENTATION INVESTOR PRESENTATION JUNE 12, 2009 JUNE 12, 2009 Exhibit 99.1

NASDAQ: OCFC

OceanFirst Financial Corp.
OceanFirst Financial Corp.
This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the
Company. These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal
Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC

Agenda
Agenda
Welcome to OceanFirst
John R. Garbarino, Chief Executive Officer
In-depth look at three topical issues
CJBK Strategic Combination
Michael J. Fitzpatrick, Chief Financial Officer
Vito R. Nardelli, Chief Operating Officer
OCFC Credit Quality
Joseph J. Lebel, Chief Lending Officer
U.S. Treasury Capital Purchase Program
Vito R. Nardelli, Chief Operating Officer

NASDAQ: OCFC

Strategic Combination with
Strategic Combination with
Central Jersey Bank, N.A.
Central Jersey Bank, N.A.
Enhancing Community Bank
Enhancing Community Bank
Franchise at the Jersey Shore
Franchise at the Jersey Shore

NASDAQ: OCFC

Transaction Summary
Transaction Summary
Exchange Ratio: Fixed at 0.500 OCFC shares for each CJBK share
Transaction Value : $68.4 million, or $7.12 per share
Consideration: 100% stock
Estimated Cost Savings: 35% of CJBK’s operating expenses
Estimated Merger Charges: $5.5 million pre-tax
Board Representation: Two board seats to CJBK – total of 10 directors
Executive Management:
James S. Vaccaro, CEO of CJBK becomes EVP,
member of the senior executive management team
of OceanFirst Bank
Expected Closing: Fourth quarter 2009
1 Based on market close on May 26, 2009
1

NASDAQ: OCFC

Transaction Assumptions
Transaction Assumptions
CJBK earnings – CJBK management projections as adjusted by OCFC
OCFC earnings – Wall Street consensus estimates for 2009 and 2010
Total pre-tax loan mark-to-market adjustment – $15.2 million
$7.2 million in current reserves
Additional $8.0 million loan adjustment
Core deposit intangibles – 3.0% of CJBK’s non-jumbo deposits
Amortized straight-line over 10 years

NASDAQ: OCFC

Transaction Highlights
Transaction Highlights
Naturally expands OceanFirst’s presence along coastal area of
New Jersey in adjacent, affluent market
Central Jersey footprint is one that OceanFirst would seek to replicate
Positions pro-forma company as 7 largest publicly traded banking institution headquartered in New Jersey and enhances the
Company’s community bank franchise
100% stock exchange completely aligns Central Jersey’s strategic interests with those of OceanFirst
Strategic
Rationale
th

NASDAQ: OCFC

Transaction Highlights
Transaction Highlights
Accretive to OCFC’s 2010 operating earnings per share
IRR in mid-teens
Improves funding mix with reduced reliance on non-deposit funding
Opportunities for additional earnings accretion not factored into current transaction modeling
Financial
Rationale

NASDAQ: OCFC 9 Transaction Highlights Transaction Highlights Essentially an in-market transaction Operational and logistical synergies Cost savings are achievable Low Integration Risk

NASDAQ: OCFC

Pro-Forma Franchise Overview
Pro-Forma Franchise Overview
Deposits/
(Dollars in millions) Branches Loans Deposits Branch
OceanFirst Financial Corp. 23 $1,663,939 $1,313,470 $57,107
Central Jersey Bancorp 13 361,846 430,555 33,120
Pro-forma snapshot (as of 3/31/09)
Assets: $2.5 Billion
Loans: $2.0 Billion
Deposits: $1.7 Billion
TCE: $151.5 Million
6.2%
CPP Preferred: $49.6 Million
36 Branches – 3 counties
Ocean, NJ
Monmouth, NJ
Middlesex, NJ
Source: SNL Financial; Microsoft MapPoint

NASDAQ: OCFC

Transaction Multiples
Transaction Multiples
OCFC / CJBK
Mid-Atlantic Deals
Since January 1, 2008
Mid-Atlantic Deals
Since January 1, 2007
Price / LTM Earnings 24.5x 22.3x 25.4x
Price / Book Value 0.77x 1.37x 2.07x
Price / Tangible Book Value 1.28x 1.37x 2.28x
Core Deposits Premium 4.3% 8.4% 15.3%
One Day Market Premium 20.2% 22.1% 30.2%
One Month Market Premium 2.2% 20.2% 38.2%
1 Multiples assume a deal value based on OCFC’s average trailing 30 closing prices adjusted at 0.500x exchange ratio ($6.13 deal value per share)
2 Includes Mid-Atlantic transactions with deal values between $10 million and $400 million
3 Core deposits defined as total deposits less Jumbo CDs
2
3
1
2

NASDAQ: OCFC

Pro-Forma Composition
Pro-Forma Composition
Source:SNL Financial and company filings
Note: OCFC loan and deposit composition based on bank level 3/31/09 call report
CJBK loan and deposit composition based on 3/31/09 FRY-9C

NASDAQ: OCFC

Due Diligence Process
Due Diligence Process
Due diligence conducted by Bank personnel and Ardmore Banking Advisors
Reviewed 35% of total commercial loan portfolio
No shared national credits
Reviewed all non-performing, substandard and watch list commercial loans
Reviewed sample of consumer/residential loan portfolio
Analyzed 13 classified loans with specific loan loss allocation
Reclassified $24.7 million in commercial loans
Determined additional reserves in excess of CJBK allowance of $8.0 million based on stress case scenarios and OFB allowance model

NASDAQ: OCFC

Financial Impact
Financial Impact
Combined company to be well capitalized with more than
$151 million of tangible common equity
Tangible common ratio – 6.2%
Total risk-based capital ratio – 13.4%
Accretive to 2010 operating earnings per share
IRR in mid-teens
Financially positioned to take advantage of local future growth opportunities
Note: Pro-forma financials estimated as of 3/31/09 and assume a deal value per share of $7.12, or $68.4 million in the aggregate

NASDAQ: OCFC

Summary
Summary
Strategically attractive partnership
Enhancing community bank franchise at the Jersey Shore
Positions the combined company to compete more effectively as a larger, stronger Community Bank and to take advantage of market opportunities
Financially compelling for OceanFirst shareholders
Attractive IRR
Improved near and long-term earnings prospects – immediately accretive
Low integration risk
Integration risk manageable due to familiarity with the companies and in-market nature of the transaction
Achievable synergies and improved operational efficiency of the combined institution adds to value
Building shareholder value

NASDAQ: OCFC 16 OCEANFIRST BANK SOLID CREDIT METRICS IN A DETERIORATING ECONOMY

NASDAQ: OCFC

Credit Management in a Changing Environment
Credit Management in a Changing Environment
Commercial Lending
Multiple points of contact – Relationship and Portfolio Managers
Unilateral underwriting by Credit Administration ensures objectivity
Dual signature authority with required credit officer approval
Larger credit facilities require Management Credit Committee or Board approval
Portfolio monitored by size, risk rating, industry, collateral type
Watch list loans monitored by Senior Credit Officer

NASDAQ: OCFC

Credit Management in a Changing Environment
Credit Management in a Changing Environment
Consumer Lending
Tightened underwriting standards and eliminated certain products (2007)
Dual signature authority requiring the credit officer for loan exceptions
Reduced Loan-to-Value limits on various products
Reduced or eliminated existing equity line availability based on updated appraisals (2Q2008)
Interest rate floor of 4% for all new equity lines (1Q2008)

NASDAQ: OCFC

Credit Management in a Changing Environment
Credit Management in a Changing Environment
Residential Lending
CHL shutdown eliminated all sub-prime and Alt-A products (2007)
Tightened underwriting standards
Better utilize loan level pricing to reflect loan risk

NASDAQ: OCFC

Portfolio Characteristics Reflect Conservative
Portfolio Characteristics Reflect Conservative
Underwriting
Underwriting
One-to-Four Family Loans:
Weighted average loan to value at May 31, 2009 62.1%
Weighted average loan to value of loans originated
during the year ended December 31, 2008 68.9%
Weighted average loan to value of loans originated
during the five months ended May 31, 2009 61.6%
Average FICO score at May 31, 2009 741
Average FICO score of loans originated during the
year ended December 31, 2008 740
Average FICO score of loans originated during the
five months ended May 31, 2009 761

NASDAQ: OCFC

Credit Risk Constrained by Portfolio Characteristics
Credit Risk Constrained by Portfolio Characteristics
Commercial Lending
Diversified, low risk $409 million portfolio
Commercial real estate - 85%    $586,000 average
C & I - 15% $124,000 average
Only 8 relationships with total exposure over $7 million
No shared national credits or subordinate participations
Nominal CRE maturity exposure over the next 12 months
Negligible construction lending
Net outstanding balance of $32.6 million, 2.0% of total loans
No large, speculative subdivisions
Data as of May 31, 2009 unless otherwise indicated

NASDAQ: OCFC

Commercial Loan Portfolio Segmentation
Commercial Loan Portfolio Segmentation
Real Estate Rental
33.1%
Construction
7.8%
Retail Trade
5.9%
Wholesale Trade
8.0%
Healthcare
4.9%
Accommodations/
Food Services
5.6%
Other Services
5.6%
Arts/Entertainment/
Recreation
9.3%
Miscellaneous
19.8%
Total Commercial Loan Portfolio
by Industry Concentration
Commercial Real Estate Rental
by Property Concentration
Miscellaneous
21.5%
Residential
Development
8.4%
Commercial
Development
3.8%
Land
5.5%
Retail Store
9.2%
Shopping Center
13.5%
Industrial/
Warehouse
16.6%
Office
21.5%
Data as of May 31, 2009

NASDAQ: OCFC

Credit Risk Constrained by Portfolio Characteristics
Credit Risk Constrained by Portfolio Characteristics
Strong credit quality indicators
Non-performing loans total $22.4 million (135 bps of total loans receivable)
Includes $4.0 million of residential mortgage loans aggressively written down following wholesale mortgage banking subsidiary shutdown in 2007
Delinquency rates at March 31, 2009 are significantly less than peer group averages based on MBA delinquency statistics
Net charge-offs averaged only 3 bps of net loans over past 10 calendar years
Data as of May 31, 2009 unless otherwise indicated

NASDAQ: OCFC

1.35% 0.05% 0.42% 0.16% 0.72% Percent of Total
Loans
$22,403 $901 $6,913 $2,600 $11,989 Non-Performing
Loans
100.0% 3.7% 21.5% 13.3% 61.5% Percent of Total
Loans
$1,662,170 $62,070 $357,232 $220,386 $1,022,482 Loan Portfolio
Balance
Total Commercial
Commercial
Real Estate and
Construction
Consumer
One-to-Four
Family
(Dollars in
thousands)
Loan Portfolio Distribution
Loan Portfolio Distribution
Data as of May 31, 2009

NASDAQ: OCFC

Credit Risk Management
Credit Risk Management
0

1Q08 2Q08 3Q08 4Q08 1Q09
Net Charge-Offs Provision for Loan Losses
Loan Loss Provisions Exceeding Net Charge-Offs
(A) Net charge-offs in 1Q09 include $366,000 of charge-offs relating to subprime loans originated by the Company’s mortgage banking
subsidiary which was shuttered in 4Q07.
(A)

NASDAQ: OCFC 26 Summary Summary Strong underwriting discipline Seasoned credit administration Local market knowledge Historically low loan loss experience

NASDAQ: OCFC 27 U.S. TREASURY CAPITAL PURCHASE PROGRAM

NASDAQ: OCFC

Capital Purchase Program
Capital Purchase Program
Hedge against further economic deterioration:
Preferred stock outstanding $38.3 million
Common stock warrants 380,853
Immediate objective to cover dilutive effect of investment
Levered 2.4x with wholesale funding
Invested in local lending and Agency MBS
Going forward – working as intended
Capital available for:
Increased lending and balance sheet growth
Potential economic storms
Market opportunities
Repay U.S. Treasury Capital Investment – as soon as practicable!
File mixed shelf registration

NASDAQ: OCFC 29 Thank you for your Thank you for your interest in interest in OceanFirst OceanFirst Financial Corp. Financial Corp.